Exhibit 99.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ENACTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the report on Form 10-Q of Hub International Limited (the “Company”) dated May 14, 2003 containing the financial statements of the Company for the fiscal quarter ended March 31, 2003 (the “Report”) filed with the Securities and Exchange Commission on the date hereof, I, Martin P. Hughes, Chief Executive Officer of the Company, pursuant to 18 U.S.C. Section 1350, as enacted, certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	the Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

By:	/s/ MARTIN P. HUGHES

______________________________________ Martin P. Hughes
Chief Executive Officer

May 12, 2003

INTERIM REPORT MARCH 31, 2003	HUB INTERNATIONAL LIMITED 33